                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.____)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the
         Commission Only (as permitted by
         Rule 14-a6 (e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material under Rule 14a-2

                           NCI BUILDING SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                           NCI BUILDING SYSTEMS, INC.
                      10943 NORTH SAM HOUSTON PARKWAY WEST
                              HOUSTON, TEXAS 77064

                                   ----------

                        SUPPLEMENT TO NOTICE OF AND PROXY
                              STATEMENT RELATING TO
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 14, 2003

                                   ----------

         This is to notify you that in addition to the election of two directors to serve until the Annual Meeting of Stockholders to be held in 2006, we are asking you to elect one director to serve until the Annual Meeting of Stockholders to be held in 2005 as described below.

         CLASS II NOMINEE FOR ELECTION AS DIRECTOR TO SERVE UNTIL THE ANNUAL MEETING TO BE HELD IN 2005:

         GEORGE MARTINEZ

         Mr. Martinez, age 61, has served as Chairman of the Board of Sterling Bancshares, Inc., a bank holding company, since 1994. He also has served as Chairman of the Board of Sterling Bank, the principal banking subsidiary of Sterling Bancshares, since December 1989, and served as Chief Financial Officer of Sterling Bancshares and Sterling Bank from January 1997 until March 2001. Before 1994, Mr. Martinez served as President of Sterling Bancshares.

         Mr. Sheldon R. Erikson, currently a Class II director whose term expires at the Annual Meeting to be held in 2005, is resigning from our board of directors effective on March 14, 2003. Mr. Erikson has informed us that he is reducing the number of outside directorships he holds in order to more narrowly focus his time commitments to Cooper Cameron Corporation, of which he is the chairman of the board, president and chief executive officer, and his directorships in industries related to that of Cooper Cameron. Mr. Martinez, if elected, will serve Mr. Erikson's remaining unexpired term until the Annual Meeting to be held in 2005.

         As of January 15, 2003, Mr. Martinez did not own any shares of our common stock.

                                           By Order of the Board of Directors

                                                /s/ Donnie R. Humphries

                                                   Donnie R. Humphries
                                                       Secretary


Houston, Texas
February 5, 2003

NCI BUILDING SYSTEMS, INC.





                           [ ] Mark this box with an X if you have made changes
                               to your name or address details below.

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ANNUAL MEETING PROXY CARD
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A. ELECTION OF DIRECTORS

1.  The Board of Directors recommends a vote FOR the listed nominees.
                                                     For    Withhold
01 - A. R. Ginn                                      [ ]       [ ]

02 - W. Bernard Pieper                               [ ]       [ ]

03 - George Martinez                                 [ ]       [ ]

B. ISSUES

    The Board of Directors recommends a vote FOR the following proposals.

                                                     For     Against    Abstain
2.  Approval of adoption of the 2003 Long-Term       [ ]       [ ]        [ ]
    Stock Incentive Plan

3.  In their discretion, upon any other business     [ ]       [ ]        [ ]
    which may properly come before the meeting.





C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign your name exactly as it appears above. Joint owners must each sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If held by a corporation, please sign in full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership's name by an authorized partner or officer.


Signature 1                         Signature 2                          Date (mm/dd/yyyy)
--------------------------------    --------------------------------     --------------------------------
                                                                                    /          /
--------------------------------    --------------------------------     --------------------------------

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PROXY - NCI BUILDING SYSTEMS, INC.
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THIS PROXY IS SOLICITED BY THE NCI BUILDING SYSTEMS, INC. BOARD OF DIRECTORS.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
MARCH 14, 2003 - 10:00 A.M.


The share owner(s) whose signature(s) appear(s) on the reverse side of this Proxy hereby appoint(s) A.R. Ginn and Johnie Schulte, with or without others, proxies with full power of substitution to vote all shares of common stock that the share owner(s) would be entitled to vote at the Annual Meeting of Stockholders of NCI Building Systems, Inc. (the "Company"), to be held on Friday, March 14, 2003 at 10:00 a.m., local time, at the Company's Johnie Schulte Training Center located at 7313 Fairview, Houston, Texas 77041, and at all adjournments thereof, as follows on the reverse side. Receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated January 31, 2003, and the Supplement thereto dated February 5, 2003, is hereby acknowledged.

This Proxy is to be voted as specified on the reverse side. If no specification is made, this Proxy is to be voted FOR the nominees listed in Item 1, FOR the approval of the adoption of the 2003 Long-Term Stock Incentive Plan listed in
Item 2 and IN THE DISCRETION OF THE PROXIES upon such other business as may properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.